  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

AEROSONIC CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue
Clearwater, Florida 33765
 (Address of principal executive offices and Zip Code)

(727) 461-3000
 (Registrant’s telephone number, including Area Code)

Not applicable
 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Aerosonic Corporation (“Aerosonic”) has entered into three unsecured loan agreements (each, a “Loan Agreement” and together, the “Loan Agreements”) for up to $2,000,000 in principal amount in the aggregate with attached warrants.  The $2,000,000 in principal amount of the loans are represented by three separate 14% unsecured subordinated notes (each, a “Subordinated Note” and together, the “Subordinated Notes”) issued to three Aerosonic stockholders (the “Investors”).  Each of the Subordinated Notes are payable in full on or before April 10, 2010 (the “Maturity Date”).  The terms and conditions of each of the Loan Agreements and each of the Subordinated Notes are substantially similar, as described in more detail below:

•
On May 14, 2009, Aerosonic entered into a Loan Agreement by and between Aerosonic and Bruce J. Stone, (“Stone”) pursuant to which, Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., issued a Subordinated Note of up to $1,000,000 in principal amount, of which $750,000 has been made available to Aerosonic as of May 14, 2009 and $250,000 will be available to Aerosonic no later than July 5, 2009;

•
On May 14, 2009, Aerosonic entered into a Loan Agreement by and between Aerosonic and Redmond Family Investments, LLLP, (“Redmond”) pursuant to which, Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., issued a Subordinated Note of up to $500,000 in principal amount, of which $500,000 has been made available to Aerosonic as of May 14, 2009; and

•
On May 14, 2009, Aerosonic entered into a Loan Agreement by and between Aerosonic and Martin L. Schaffel, (“Schaffel”) pursuant to which, Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., issued a Subordinated Note of up to $500,000 in principal amount, of which $500,000 has been made available to Aerosonic as of May 14, 2009.

Pursuant to the terms of the Loan Agreements, Aerosonic may, at its discretion, draw down upon the Subordinated Notes on a pro rata basis.  Upon each cash draw down, Aerosonic will be required to issue common stock and warrants to the Investors in accordance with the terms of the Subordinated Notes, subject to approval by NYSE Amex of Aerosonic’s Additional Listing Application.  Up to a maximum of 200,000 shares of Aerosonic common stock in the aggregate may be issued to the Investors in connection with the Subordinated Notes (one tenth (1/10th) of the one (1) share of common stock for each $1.00 in principal amount drawn upon the Subordinated Notes) and do not require separate consideration from the Investors.

Warrants (5-year term from the Maturity Date) to purchase up to 500,000 shares of Aerosonic common stock in the aggregate may also be issued in connection with the Subordinated Notes (warrants to purchase 0.25 shares of common stock for each $1.00 in principal amount drawn upon the Subordinated Notes).  The warrants issued to the Investors shall be exercisable at any time during the period after the one-year anniversary of the original issue date and before the expiration date.  The exercise price for the warrants is $0.64 (based on the calculation of 50% of the prior 60 trading day average volume weighted selling price of Aerosonic’s common stock as of April 30, 2009), subject to customary anti-dilution adjustments.

The shares of Aerosonic common stock that may be issued in connection with the Subordinated Notes or upon exercise of the warrants will not be registered under the Securities Act of 1933 (the “Securities Act”) and therefore, will be “restricted securities” as that term is defined in Rule 144 under the Securities Act.  Accordingly, the restricted securities may not be resold except pursuant to a transaction registered under the Securities Act or exempt from registration under the Securities Act, such as a transaction that complies with Rule 144 under the Securities Act.

The Subordinated Notes provide for an interest rate of 14% and are subordinated to Aerosonic’s existing loans, as set forth in the Subordinated Notes.  Interest on the Subordinated Notes will accrue monthly and is due and payable on the first day of each consecutive month until the Maturity Date, at which time the Subordinated Notes will be due and payable in full, including principal, interest and any applicable fees.  Aerosonic may prepay the Subordinated Notes in full at any time or in part from time to time without penalty or fees.  The Subordinated Notes contain certain events of default, upon which, the entire unpaid principal amount of the Subordinated Notes, together with all amounts owed under the Subordinated Notes, including interest and a default fee of (i) $50,000 under the Stone Subordinated Note; and (ii) $25,000 under each of the Redmond Subordinated Note and Schaffel Subordinated Note, will become immediately due and payable.  The Loan Agreements also contain customary representations and warranties, affirmative covenants and negative covenants, including covenants to comply with the affirmative and negative covenants set forth in the Revolving and Term Credit Security Agreement dated February 24, 2004, as amended, among Aerosonic, Avionics Specialties, Inc. and Wachovia Bank N.A.

In the event of a change in control of Aerosonic, or if Aerosonic files for bankruptcy, Aerosonic will immediately file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”), on behalf of the Investors, to register the sale of the shares of Aerosonic common stock issued pursuant to the Loan Agreements, including the shares of Aerosonic common stock issued upon exercise of the warrants (the “Investor Shares”).  Further, in the event Aerosonic defaults on the Subordinated Notes, as specified in the Subordinated Notes, Aerosonic will immediately file a registration statement with the SEC, on behalf of the Investors, to register the sale of the Investor Shares.

Other than as stockholders of Aerosonic, the Investors do not have any material relationship with Aerosonic and its affiliates.  Further, the Investors are not materially related or affiliated with each other.

Copies of the Loan Agreements, Subordinated Notes and Form of Warrant Certificates are attached as Exhibits 10.1 through 10.9 to this Form 8-K.  A copy of the press release announcing the Loan Agreements is attached as Exhibit 99.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits
(d)		Exhibits

	10.1	Loan Agreement, dated May 14, 2009, between Aerosonic and Bruce J. Stone.

	10.2	14% Subordinated Note, dated May 14, 2009, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Bruce J. Stone.

	10.3	Form of Warrant Certificate between Aerosonic and Bruce J. Stone.

	10.4	Loan Agreement, dated May 14, 2009, between Aerosonic and Redmond Family Investments, LLLP.

	10.5	14% Subordinated Note, dated May 14, 2009, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Redmond Family Investments, LLLP.

	10.6	Form of Warrant Certificate between Aerosonic and Redmond Family Investments, LLLP.

	10.7	Loan Agreement, dated May 14, 2009, between Aerosonic and Martin L. Schaffel.

	10.8	14% Subordinated Note, dated May 14, 2009, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Martin L. Schaffel.

	10.9	Form of Warrant Certificate between Aerosonic and Martin L. Schaffel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

May 20, 2009	By:	/s/ Douglas J. Hillman
Douglas J. Hillman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Loan Agreement, dated May 14, 2009, between Aerosonic and Bruce J. Stone.

Exhibit 10.2	14% Subordinated Note, dated May 14, 2009, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Bruce J. Stone.
Exhibit 10.3	Form of Warrant Certificate between Aerosonic and Bruce J. Stone.
Exhibit 10.4	Loan Agreement, dated May 14, 2009, between Aerosonic and Redmond Family Investments, LLLP.

Exhibit 10.5	14% Subordinated Note, dated May 14, 2009, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Redmond Family Investments, LLLP.
Exhibit 10.6	Form of Warrant Certificate between Aerosonic and Redmond Family Investments, LLLP.
Exhibit 10.7	Loan Agreement, dated May 14, 2009, between Aerosonic and Martin L. Schaffel.

Exhibit 10.8	14% Subordinated Note, dated May 14, 2009, between Aerosonic and its wholly-owned subsidiaries, Avionics Specialties, Inc. and OP Technologies, Inc., and Martin L. Schaffel.
Exhibit 10.9	Form of Warrant Certificate between Aerosonic and Martin L. Schaffel.